FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

ADCPB BALANCE
-------------
Prior Month ADCPB                                                            85,794,976.88
Initial ADCPB                                                                85,790,915.00
Current Month ADCPB (Before addition of New Property)                        83,438,699.07
Base Principal Amount (Prior - Current)                                       2,352,215.93
Add:  ADCPB of New Transferred Property                                               0.00
Ending ADCPB (Current + ADCPB of New Property)                               83,438,699.07

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                                   73,780,187.00
     Class A Certificate Rate                                                         6.85%
     One twelfth of Class A Certificate Rate                                          0.57%
     Class A Certificate Interest                                               421,161.90
     Prior Month Class A Overdue Interest                                             0.00

     Class A Interest Due                                                       421,161.90
     Class A Interest Paid                                                      421,161.90

     Current Month Class A Overdue Interest                                           0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Activities related to Collection Period Ended 1/1/97        73,780,187.00
     Class A Percentage                                                              86.00%
     Base Principal Amount                                                    2,352,215.93
     Class A Base Principal Distribution Amount                               2,022,905.70
     Prior Month Class A Overdue Principal                                            0.00
     Total A Note Principal Due                                               2,022,905.70

     Class A Principal Paid                                                   2,022,905.70

     Class A Overdue Principal                                                        0.00
                                                                             -------------
     Current Month Class A Principal Balance                                 71,757,281.30

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                                 3,431,637.00
     Class B-1 Certificate Rate                                                      7.63%
     One twelfth of Class B-1 Certificate Rate                                       0.64%
     Class B-1 Certificate Interest                                             21,819.49
     Prior Month Class B-1 Overdue Interest                                          0.00

     Class B-1 Interest Due                                                     21,819.49
     Class B-1 Interest Paid                                                    21,819.49

     Current Month Class B-1 Overdue Interest                                        0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                                 3,431,637.00
     Class B-1 Percentage                                                            4.00%
     Base Principal Amount                                                   2,352,215.93
     Class B-1 Base Principal Distribution Amount                               94,088.64
     Prior Month B-1 Overdue Principal                                               0.00
     Total B-1 Note Principal Due                                               94,088.64
                                                                             ------------

     Class B-1 Principal Paid                                                   94,088.64


     Class B-1 Overdue Principal                                                     0.00

     Current Month Class B-1 Principal Balance                               3,337,548.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                                 3,431,637.00
     Class B-2 Certificate Rate                                                      8.17%
     One twelfth of Class B-2 Certificate Rate                                       0.68%
     Class B-2 Certificate Interest                                             23,363.73
     Prior Month Class B-2 Overdue Interest                                          0.00

     Class B-2 Interest Due                                                     23,363.73
     Class B-2 Interest Paid                                                    23,363.73

     Current Month Class B-2 Overdue Interest                                        0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                                 3,431,637.00
     Class B-2 Percentage                                                            4.00%
     Base Principal Amount                                                   2,352,215.93
     Class B-2 Base Principal Distribution Amount                               94,088.64
     Prior Month B-1 Overdue Principal                                               0.00
     Total B-1 Note Principal Due                                               94,088.64

     Class B-2 Principal Paid                                                   94,088.64

     Class B-2 Overdue Principal                                                     0.00

     Current Month Class B-2 Principal Balance                               3,337,548.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                   85,794,977
     Servicer Fee Rate                                       0.5000%
     One-twelfth                                             0.0417%
     Servicer Fee                                         35,747.91

     Prior Servicer Fee Arrearage                              0.00
     Servicer Fee Due                                     35,747.91

     Servicer Fee Paid                                    35,747.91

     Current Servicing Fee Arrearage                           0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                   85,794,977
     Back-Up Servicer Fee Rate                               0.0130%
     One-twelfth                                             0.0011%
     Back-up Servicer Fee                                    929.45

     Prior Back-Up Servicer Fee Arrearage                      0.00
     Total Back-Up Servicer Fee Due                          929.45

     Back-Up Servicer Fee Paid                               929.45

     Current Back-Up Servicing Fee Arrearage                   0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                             291.67
     Trustee Fee Rate                                        0.0100%

     Prior Trustee Fee Arrearage                               0.00
     Total Trustee Fee Due                                   291.67

     Trustee Fee Paid                                        291.67

     Current Trustee Fee Arrearage                             0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance            73,780,187.00
     Monthly Premium Rate                                    0.0208%
     Prior Premium Arrearage                                   0.00
     Premium Amount Due                                   15,371.00

     Premium Amount Paid                                  15,371.00

     Current Premium Arrearage                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

EARLY AMORTIZATION EVENTS

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a coveneant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Dep remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)   A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)   A Delinquency Trigger Event has occurred and is continuing; or

(j)   An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than wihth respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by thhe Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during eachCollection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or rgreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warrenty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremidied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
        (y) the date on which any Servicing Officer or Responsible OFficer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debtsgenerally as theycome due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek rekief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any vourt of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or ther insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment bythe Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                               GROSS        GROSS                    MONTHLY
                 DEFAULTS   RECOVERIES   CHARGE-OFFS    ADCPB      CHARGE-OFFS
                 --------   ----------   -----------  ----------   -----------
2 months prior   370,630      370,630        0        82,748,627       0.00%
1 month prior    403,705      403,705        0        82,811,619       0.00%
Current                0            0        0        82,906,605       0.00%


                 Gross Charge-Off Ratio:                               0.00%
                 Maximum Charge-Off Ratio:                             2.50%


30+ DELINQUENCIES
-----------------

                                                                MONTHLY
                   DELINQUENCIES       ADCPB                 DELINQUENCIES
                   -------------    ----------               -------------
2 months prior       4,053,347      82,748,627                   4.90%
1 month prior        4,440,784      82,811,619                   5.36%
Current month        4,880,208      82,906,605                   5.89%

                   Delinquency Ratio:                            5.38%
                   Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------
      (a)  Gross Defaults (>=180)                        No
                                                       ------

      (b)  Issuer Delinquency Trigger Ratio              No
                                                       ------

GROSS DEFAULTS (>=180)
----------------------

                                                              MONTHLY
                           GROSS DEFAULTS     ADCPB         CHARGE-OFFS
                           --------------  ----------       -----------
           Current             30,634      82,906,605           0.04%

                 i A       Subordinated Percentage             10.00%
                   B       WAL of Remaining Leases              2.06
                ii         Two
                           Ratio (i/ii)                         2.43%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                        MONTHLY
                  DELINQUENCIES       ADCPB           DELINQUENCIES
                  -------------     ----------        -------------
2 months prior       517,583        82,748,627           0.63%
1 month prior        413,631        82,811,619           0.50%
Current month        497,839        82,906,605           0.60%


                   Issuer Delinquency Trigger Ratio:     0.58%
                   Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT
------------------------
      (1)  Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                               -------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                               -------

      (3)  Has a Delinquency Event Occurred?                      No
                                                               -------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
AGING/DELINQUENCY STATISTICS
----------------------------

                                                                          ADCPB        Total
Current                                                                  78,026,397    94.11%
31-60 Days Past Due                                                       3,159,766     3.81%
61-90 Days Past Due                                                       1,222,603     1.47%
91+ Days Past Due                                                           497,839     0.60%
                                                                        -----------   ------

Total                                                                    82,906,605   100.00%


CERTIFICATE FACTORS
-------------------
Class A Notes                                                           0.972581993
Class B-1 Notes                                                         0.972581996
Class B-2 Notes                                                         0.972581996


SUBSTITUTION LIMITS [SECTION 7]
-------------------------------
ADCPB as of Cut-Off Date                                              85,790,915.00
Maximum Substitution (10% of Initial)                                  8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)           4,289,545.75

Prior month Cumulative ADCPB Substituted                               3,332,268.58
Current month ADCPB Substituted                                                0.00
Cumulative ADCPB Substituted                                           3,332,268.58

Prior month Cumulative ADCPB Substituted for Defaulted Contracts       1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                            0.00
Cumulative ADCPB Substituted for Defaulted Contracts                   1,980,863.06


PORTFOLIO PREPAYMENT STATISTICS
-------------------------------
Prior month Cumulative ADCPB prepaid                                   3,332,268.58
Current month ADCPB prepaid                                              331,851.67
Cumulative ADCPB prepaid                                               3,664,120.25

Prior month Cumulative ADCPB Defaulted                                 1,980,863.06
Current month ADCPB Defaulted                                            249,878.47
Cumulative ADCPB Defaulted                                             2,230,741.53

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                   324,758.80
--------------------------
LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to Collection Account             (145,228.15)
    Transfer of prior period Excluded Amounts not yet transferred                            (58,276.80)
    Collections Received [5.02 (b)(d)]                                                     3,050,082.41
    Excluded Amounts [5.02 (d)][Definition]                                               (1,167,591.37)
    Collections on Deposit due Collection Account [5.02 (d)]                              (1,581,565.14)

    Ending Balance                                                                           422,179.75

COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE @ 3/1/97                                                                             1,534,574.71
    --------------------------
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 3/1/97
    ----------------------------------------------------
    Add:  Servicer Advance                                                                                 1,118,080.28
    Add:  Payments due Collection Account from last 2 business days prior period                             145,228.15
    Add:  Add'l transfers                                                                                          0.00
    Add:  Amounts to Collection Acct from Security deposit account                                                 0.00
    Less: Total distributions on 3/10/97                                                                  (2,797,883.14)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 4/1/97
    ----------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                       1,458,173.15
    Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
    Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
    Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
    Add:  Any Investment Earnings [6.01 b (v)]                                                                 3,898.40
    Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
    Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
    Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
    Add:  Security Deposits Related to Prepayment                                                                  0.00
    Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
    Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                                   0.00

    Ending Balance @ 3/31/97 and 4/1/97                                                                    1,462,071.55

    Add:  Servicer Advances to be deposited on Determination Date                                            959,410.67
    Add:  Payments due Collection Acct from last  2 business days                                            308,285.90
    Add:  Payments not yet transferred to the Collection Account                                                   0.00
    Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

    Adjusted Collection Account Balance                                                                    2,729,768.12

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

SECURITY DEPOSIT ACCOUNT
------------------------
    Beginning Balance                                                                       131,768.58
    Add:  Balance deposited on closing date                                                       0.00
    Add:  Security Deposits [6.02 b]                                                              0.00
    Less: Amounts to Collection Account [6.02 c]                                                  0.00
    Add:  Investment Earnings                                                                   588.31
                                                                                            ----------

    Ending Balance @ 3/31/97                                                                132,356.89

    Less: Amounts to Collection Account [6.02 c]                                                  0.00

    Adjusted Security Deposit  Account Balance                                              132,356.89

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------
    Beginning Balance                                                                                              0.00
    Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
    Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                             ----------

    Ending Balance @ 3/31/97                                                                                       0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                             ----------

    Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                   2,729,768.12
---------------------------------------
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------
(i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                 0.00

(ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                             0.00

(iii)  Aggregate of: [6.06 c (iii)]
       (A)    Unreimbursed Servicer Advances from prior periods                                                  0.00
       (B)    Servicer Fee and unpaid Servicer Fee                                                          35,747.91
       (C)    Servicing Charges inadvertently deposited in Collection Account                                    0.00

(iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                 929.45

(v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  15,371.00

(vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                   291.67

(vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            421,161.90

(viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        21,819.49

(ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          23,363.73

(x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            2,022,905.70

(xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                       0.00

(xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]         94,088.64
       provided no restricting event exists

(xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]        94,088.64
       provided no restricting event or issuer restricting event exists

(xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                        0.00

(xv)   Prepayments optionally transferred to collection account and disbursed in                                 0.00
       consideration of the transfer of New Transferred Property not in excess of
       $5,000,000 [6.06 c (xv)]

(xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                              0.00


Reviewed By:



-------------------------------------------------
Craig M. Spencer
Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

ADCPB BALANCE
-------------
Prior Month ADCPB                                         72,024,623.10
Initial ADCPB                                             72,024,443.60
Current Month ADCPB (Before addition of New Property)     69,868,492.74
Base Principal Amount (Prior - Current)                    2,156,130.36
Add:  ADCPB of New Transferred Property                    2,156,321.60
Ending ADCPB (Current + ADCPB of New Property)            72,024,814.34

CLASS A INTEREST SCHEDULE
-------------------------
     Prior Month Class A Principal Balance                63,381,510.00
     Class A Certificate Rate                                      6.29%
     One twelfth of Class A Certificate Rate                       0.52%
     Class A Certificate Interest                            332,224.75
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    332,224.75
     Class A Interest Paid                                   332,224.75

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------
     Prior Month Class A Principal Balance                63,381,510.00
     Class A Percentage                                           88.00%
     Base Principal Amount                                 2,156,130.36
     Class A Base Principal Distribution Amount                    0.00
     Prior Month Class A Overdue Principal                         0.00
     Total A Note Principal Due                                    0.00

     Class A Principal Paid                                        0.00

     Class A Overdue Principal                                     0.00

     Current Month Class A Principal Balance              63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance              2,160,733.00
     Class B-1 Certificate Rate                                   7.01%
     One twelfth of Class B-1 Certificate Rate                    0.58%
     Class B-1 Certificate Interest                          12,622.28
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                  12,622.28
     Class B-1 Interest Paid                                 12,622.28

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------
     Prior Month Class B-1 Principal Balance              2,160,733.00
     Class B-1 Percentage                                         3.00%
     Base Principal Amount                                2,156,130.36
     Class B-1 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00
                                                          ------------

     Class B-1 Principal Paid                                     0.00


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance            2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


CLASS B-2 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-2 Principal Balance              1,800,611.00
     Class B-2 Certificate Rate                                   8.22%
     One twelfth of Class B-2 Certificate Rate                    0.69%
     Class B-2 Certificate Interest                          12,334.19
     Prior Month Class B-2 Overdue Interest                       0.00

     Class B-2 Interest Due                                  12,334.19
     Class B-2 Interest Paid                                 12,334.19

     Current Month Class B-2 Overdue Interest                     0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------
     Prior Month Class B-2 Principal Balance              1,800,611.00
     Class B-2 Percentage                                         2.50%
     Base Principal Amount                                2,156,130.36
     Class B-2 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00

     Class B-2 Principal Paid                                     0.00

     Class B-2 Overdue Principal                                  0.00

     Current Month Class B-2 Principal Balance            1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

SERVICING FEE SCHEDULE
----------------------
     Prior Month ADCPB                          72,024,623
     Servicer Fee Rate                              0.5000%
     One-twelfth                                    0.0417%
     Servicer Fee                                30,010.26

     Prior Servicer Fee Arrearage                     0.00
     Servicer Fee Due                            30,010.26

     Servicer Fee Paid                           30,010.26

     Current Servicing Fee Arrearage                  0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------
     Prior Month ADCPB                          72,024,623
     Back-Up Servicer Fee Rate                      0.0200%
     One-twelfth                                    0.0017%
     Back-up Servicer Fee                         1,200.41

     Prior Back-Up Servicer Fee Arrearage             0.00
     Total Back-Up Servicer Fee Due               1,200.41

     Back-Up Servicer Fee Paid                    1,200.41

     Current Back-Up Servicing Fee Arrearage          0.00


TRUSTEE FEE SCHEDULE
--------------------
     Trustee Fee                                    291.67

     Prior Trustee Fee Arrearage                      0.00
     Total Trustee Fee Due                          291.67

     Trustee Fee Paid                               291.67

     Current Trustee Fee Arrearage                    0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------
     Initial Class A Balance                 63,381,510.00
     Premium Rate                                   0.0200%
     Prior Premium Arrearage                          0.00
     Premium Amount Due                          12,676.00

     Premium Amount Paid                         12,676.00

     Current Premium Arrearage                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

EARLY AMORTIZATION EVENTS
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

RESTRICTING EVENT CALCULATIONS
------------------------------

        (a)  Event of Servicer Termination (Yes/No)             No
                                                             --------

        (b)  Certificate Insurer makes an Insured Payment       No
                                                             --------

        (a)  Gross Charge-Off Event (Yes/No)                    No
                                                             --------

        (b)  Delinquency Trigger Event                         No
                                                             --------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificatesholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                      GROSS                     GROSS                  MONTHLY
                     DEFAULTS   RECOVERIES   CHARGE-OFFS    ADCPB    CHARGE-OFFS
                     --------   ----------   -----------  ---------- -----------
2 months prior       121,045     121,045          0       69,762,119     0.00%
1 month prior        209,096     209,096          0       69,811,709     0.00%
Current              178,477     178,477          0       69,609,133     0.00%

                     Gross Charge-Off Ratio:                             0.00%
                     Maximum Charge-Off Ratio:                           2.50%

30+ DELINQUENCIES
-----------------

                                                             MONTHLY
                   DELINQUENCIES          ADCPB            DELINQUENCIES
                   -------------       ----------          -------------
2 months prior       3,161,952         69,762,119              4.53%
1 month prior        2,875,843         69,811,709              4.12%
Current month        2,752,006         69,609,133              3.95%

                   Delinquency Ratio:                          4.20%
                   Maximum Delinquency Ratio:                  7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------
      (a)  Gross Defaults (>=180)                          No
                                                         ------

      (b)  Issuer Delinquency Trigger Ratio                No
                                                         ------


GROSS DEFAULTS (>=180)
----------------------

                                                                      MONTHLY
                           GROSS DEFAULTS         ADCPB             CHARGE-OFFS
                           --------------       ----------          -----------
           Current              6,926           69,609,133              0.01%

                 i A       Subordinated Percentage                      9.00%
                   B       WAL of Remaining Leases                      2.13
                ii         Two
                           Ratio (i/ii)                                 2.11%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                   MONTHLY
                           DELINQUENCIES          ADCPB          DELINQUENCIES
                           -------------        ----------       -------------
      2 months prior          447,401           69,762,119           0.64%
      1 month prior           570,118           69,811,709           0.82%
      Current month           541,150           69,609,133           0.78%

                           Issuer Delinquency Trigger Ratio:         0.75%
                           Maximum Ratio Allowed:                    2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?      No
                                                                ------

      (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                                ------

      (3)  Has a Delinquency Event Occurred?                      No
                                                                ------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

AGING/DELINQUENCY STATISTICS
----------------------------

                                                                                        % OF
                                                                          ADCPB        TOTAL

Current                                                                 66,857,128     96.05%
31-60 Days Past Due                                                      1,667,723      2.40%
61-90 Days Past Due                                                        543,133      0.78%
91+ Days Past Due                                                          541,150      0.78%
                                                                      ------------     -------

Total                                                                   69,609,133     100.00%


Certificate Factors
-------------------
Class A Notes                                                          1.000000000
Class B-1 Notes                                                        1.000000000
Class B-2 Notes                                                        1.000000000


Substitution Limits [Section 7]
-------------------------------
ADCPB as of Cut-Off Date                                             72,024,443.60
Maximum Substitution (10% of Initial)                                 7,202,444.36
Maximum Substitution for Defaulted Contracts (5% of Initial)          3,601,222.18

Prior month Cumulative ADCPB Substituted                                710,121.59
Current month ADCPB Substituted                                         335,893.35
Cumulative ADCPB Substituted                                          1,046,014.94

Prior month Cumulative ADCPB Substituted for Defaulted Contracts        330,140.28
Current month ADCPB Substituted Defaulted Contracts                     178,477.09
Cumulative ADCPB Substituted for Defaulted Contracts                    508,617.37


Portfolio Prepayment Statistics
-------------------------------
Prior month Cumulative ADCPB prepaid                                    710,121.59
Current month ADCPB prepaid                                             335,893.35
Cumulative ADCPB prepaid                                              1,046,014.94

Prior month Cumulative ADCPB Defaulted                                  330,140.28
Current month ADCPB Defaulted                                           178,477.09
Cumulative ADCPB Defaulted                                              508,617.37

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                               189,170.04
--------------------------
LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account         (89,021.62)
     Transfer of prior period Excluded Amounts not yet transferred                       (34,314.37)
     Collections Received [5.02 (b)(d)]                                                2,800,622.84
     Excluded Amounts [5.02 (d)][Definition]                                          (1,151,538.19)
     Collections on Deposit due Collection Account [5.02 (d)]                         (1,193,531.47)

     Ending Balance @ 4/1/97                                                             521,387.23


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE @ 3/1/97                                                                             1,011,512.04
     --------------------------
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 3/1/97
     ----------------------------------------------------
     Add:  Servicer Advance                                                                                 1,025,135.19
     Add:  Payments due Collection Account from last 2 business days prior period                              89,021.62
     Add:  Payments due Collection Account from  prior period                                                       0.00
     Add:  Add'l transfers                                                                                          0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on 3/10/97                                                                  (2,125,668.85)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 4/1/97
     ----------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                       1,164,699.91
     Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add:  Any Investment Earnings [6.01 b (v)]                                                                 2,958.18
     Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add:  Security Deposits Related to Prepayment                                                                  0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                               0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                  0.00

     Ending Balance @ 3/31/97 and 4/1/97                                                                    1,167,658.09

     Add:  Servicer Advances to be deposited on Determination Date                                          1,070,172.62
     Add:  Payments due Collection Acct from last  2 business days                                            319,659.21
     Add:  Payments not yet transferred to the Collection Account                                                   0.00
     Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   2,557,489.92

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

SECURITY DEPOSIT ACCOUNT
------------------------
     Beginning Balance                                                                         0.00
     Add:  Balance deposited on closing date                                                   0.00
     Add:  Security Deposits [6.02 b]                                                          0.00
     Less: Amounts to Collection Account [6.02 c]                                              0.00
     Add:  Investment Earnings                                                                 0.00
                                                                                               ----

     Ending Balance @ 3/31/97                                                                  0.00

     Less: Amounts to Collection Account [6.02 c]                                              0.00

     Adjusted Security Deposit  Account Balance                                                0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------
     Beginning Balance                                                                                             0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                           ------------

     Ending Balance @ 3/31/97                                                                                      0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]          2,156,321.60

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        (2,156,321.60)
                                                                                                           ------------

     Adjusted New Transferred Property Funding Account Balance                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            2,557,489.92
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]
--------------------------------------------------------------------------
(i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                         0.00

(ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                     0.00

(iii)    Aggregate of: [6.06 b (iii)]
         (A)    Unreimbursed Servicer Advances from current collection period                              0.00
         (B)    Unreimbursed Servicer Advances from prior collection period                                0.00
         (C)    Servicing Charges inadvertently deposited in Collection Account                            0.00

(iv)     Current and unpaid Servicing Fees                                                            30,010.26

(v)      Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                       1,200.41

(vi)     Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                          12,676.00

(vii)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                           291.67

(viii)   Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                    332,224.75

(ix)     Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                12,622.28

(x)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                  12,334.19

(xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                0.00

(xii)    Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                 0.00

(xiii)   To the Servicer Security Deposit Refund under 6.02C                                               0.00

(ix)     To the depositor the lesser of Base Principal Amount or ADCPB new Contracts               2,156,130.36
         transferred to the Trust, [6.06 b (xii)]

         If less than the Base Principal Amount, the remainder to the New Transferred Property             0.00
         Funding Account [6.06 b (xii)]

(x)      To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      0.00

Reviewed By:



--------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 4/1/97
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
--------------------------------------------------------------------------------

(i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                         0.00

(ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                     0.00

(iii)    Aggregate of: [6.06 c (iii)]
         (A)    Unreimbursed Servicer Advances from prior periods                                          0.00
         (B)    Servicer Fee and unpaid Servicer Fee                                                       0.00
         (C)    Servicing Charges inadvertently deposited in Collection Account                            0.00

(iv)     Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                           0.00

(v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                               0.00

(vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                             0.00

(vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          0.00

(viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                     0.00

(ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                       0.00

(x)      Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]            0.00

(xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]               0.00

(xii)    Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]      0.00
         provided no restricting event exists

(xiii)   Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]     0.00
         provided no restricting event or issuer restricting event exists

(xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                0.00

(xv)     Prepayments optionally transferred to collection account and disbursed in                         0.00
         consideration of the transfer of New Transferred Property not in excess of
         $5,000,000 [6.06 c (xv)]

(xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      0.00


Reviewed By:



--------------------------------------
Craig M. Spencer
Senior VP and Chief Accounting Officer